SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is September 3, 2024.

For Certain MFS® Funds

Effective immediately, the sub-section entitled "Financial Intermediary Category VII" under the main heading entitled "Appendix A - Waivers and Reductions of Sales Charges" is restated in its entirety as follows:

Financial Intermediary Category VII

Eligible Accounts: Accounts Investing in Shares of the Fund through an Edward Jones Platform or Account Maintained at an Omnibus Level by Edward Jones with the Fund

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the fund's prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of MFS funds, or other facts qualifying the purchaser for breakpoints or waivers.  Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these breakpoints and waivers.

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
A. Fee-Based Programs
Shares purchased in an Edward Jones fee-based program.	√
Shares exchanged in an Edward Jones fee-based program.	√	√	√	√
B. Dividend and Distribution Reinvestment
Shares purchased within the MFS fund family through reinvestment of capital gains and dividend distributions.	√
C. Associates of Edward Jones

Shares acquired by associates of Edward Jones and its affiliates and other shareholders who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones' policies and procedures.

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D. Reinstatement Privilege

Shares purchased from the proceeds of redeemed shares of the MFS fund family so long as the following conditions are met (i) the proceeds are from the sale of shares within 60 days of the purchase; and (ii) the sale and purchase are made in the same share class and one of the following applies: (a) the sale and purchase occur in the same account or (b) the sale proceeds are used to process an individual retirement account (“IRA”) contribution, excess contributions, conversion, recharacterization of contributions, or distribution, and the purchase is done in an account within the same pricing group (as determined by Edward Jones under its policies and procedures).

The Reinstatement Privilege excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

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For Certain MFS Funds

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
Shares acquired through NAV reinstatement.		√	√	√
E. Transactions between Share Classes and Funds

Shares converted from another share class into Class A shares of the same fund at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable Class A sales charge as disclosed in the fund's prospectus.

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Shares converted from Class C into Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.	√
F. Death or Disability of Owner
Shares sold on account of the death or disability of the account shareholder or 529 plan account beneficiary.		√	√	√
G. Systematic Withdrawals
Systematic withdrawals with respect to up to 10% per year of the account value determined at the time of the shareholder's first withdrawal under the plan(s).		√	√	√
H. Benefit Responsive Waivers for Retirement Accounts
Return of excess contributions from an IRA.		√	√	√

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the sale is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

		√	√	√
I. Payment of Edward Jones Fees
Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones.		√	√	√
J. Large Purchases
Breakpoint amounts as described in the fund's prospectus, subject to the Rights of Accumulation rules described below.	√
K. Minimum Balances
Shares sold at the discretion of Edward Jones for Minimum Balances, as described below.		√	√	√

Description of Certain Policies for Sales Charge Waivers or Reductions

Letter Of Intent (LOI). A shareholder may pay a reduced or no initial sales charge on purchases of Class A shares if the shareholder intends to invest a specific dollar amount in any class of any MFS fund within a 13-month period. The LOI is determined by calculating the higher of the cost paid by the shareholder or the market value of any existing qualifying holdings (as calculated at the beginning of the 13-month period) in combination with the value that the shareholder intends to purchase over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during the 13-month period will receive the sales charge and breakpoint discount that applies to the total amount.

If the shareholder does not purchase the intended amount within the 13-month period, the shareholder's account will be adjusted by selling the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce any sales charge previously paid. The inclusion of investments in the MFS funds held in accounts not maintained by Edward Jones is dependent on the shareholder notifying Edward Jones of such investments at the time of calculation. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Right Of Accumulation (ROA). Under the ROA, a shareholder may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the amount of the shareholder's investment with the shareholder's existing investments in the MFS funds, based on the higher of the cost paid by the shareholder minus sales or the current market value of the applicable MFS funds. For purposes of calculating the ROA, the

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For Certain MFS Funds

shareholder's account may be grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") (as determined by Edward Jones under its policies and procedures). For purposes of calculating the ROA, holdings of shares of certain money market funds or shares held in group retirement plans are not taken into account. If grouping assets as a shareholder, the ROA includes all investments of a shareholder in the MFS funds held on the Edward Jones platform and/or held on other platforms. The inclusion of investments in the MFS funds held in accounts not maintained by Edward Jones is dependent on the shareholder notifying Edward Jones of such investments at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts. Purchases by shareholders will be subject to a $250 initial purchase minimum and no subsequent purchase minimum.

Minimum Balances. Edward Jones has the right to sell at its discretion fund holdings with a balance of $250 or less. The following accounts are not subject to this minimum balance policy: (1) a fee-based account held on an Edward Jones platform; (2) a 529 account held on an Edward Jones platform; or (3) an account with an active systematic investment plan or LOI (as defined above).

Changing Share Classes. At any time it deems necessary, Edward Jones has the authority to convert at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

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